SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2017

United Bankshares, Inc.

(Exact name of registrant as specified in its charter)

West Virginia	No. 0-13322	55-0641179
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 United Center

500 Virginia Street, East

Charleston, West Virginia 25301

(Address of Principal Executive Offices)

(304) 424-8800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets

Effective as of 5:01 p.m. on April 21, 2017, United Bankshares, Inc. (“United”) completed its acquisition of Cardinal Financial Corporation (“Cardinal”). Cardinal was merged with and into UBV Holding Company, LLC (“UBV”), a wholly-owned subsidiary of United, pursuant to the terms of the Agreement and Plan of Reorganization, dated August 17, 2016, by and among United, UBV and Cardinal (the “Merger Agreement”). The merger was accounted for under the acquisition method of accounting.

Under the terms of the Merger Agreement, each outstanding share of common stock of Cardinal, par value $1.00 per share (other than shares held by United or its subsidiaries, in each case except for shares held by them in a fiduciary capacity or in satisfaction of a debt previously contracted) shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into the right to receive 0.71 shares of United common stock, par value $2.50 per share (“United Common Stock”), plus cash in lieu of fractional shares. Restricted shares of Cardinal common stock that were outstanding immediately prior to the Merger converted into the right to receive 0.71 shares of United Common Stock, plus cash in lieu of fractional shares. Also under the terms of the Merger Agreement, outstanding Cardinal stock options, whether vested or unvested, converted into fully vested and exercisable stock options with respect to shares of United Common Stock, with appropriate adjustments to reflect the exchange ratio of 0.71.

Immediately following the Merger, Cardinal’s banking subsidiary, Cardinal Bank, was merged with and into United Bank, a wholly-owned Virginia banking subsidiary of UBV pursuant to an Agreement and Plan of Reorganization (the “Bank Plan of Merger”) dated October 12, 2016.

There were no material relationships, other than in respect of the Merger, between Cardinal and United, its directors or officers or any of its affiliates.

The descriptions of the Merger Agreement and Bank Plan of Merger do not purport to be complete and are qualified in their entirety by reference to the actual terms of the Merger Agreement and Bank Plan of Merger, which Merger Agreement and Bank Plan of Merger are included as Exhibit 2.1 and Exhibit 2.2 hereto, respectively, and are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant.

In connection with the Merger, and pursuant to a supplemental indenture dated April 21, 2017, UBV assumed all of Cardinal’s obligations with respect to its outstanding trust preferred securities consisting of $20,619,000 of Floating Rate Junior Subordinated Deferrable Interest Debentures due September 15, 2034 with respect to which Wilmington Trust Company serves as Trustee. In connection with the Merger, and pursuant to a supplemental indenture dated April 20, 2017, United and UBV assumed all of Cardinal’s obligations with respect to its outstanding trust preferred securities consisting of $5,155,000 of Floating Rate Junior Subordinated Debt Securities due March 15, 2035, with respect to which The Bank of New York Mellon Trust Company, National Association serves as Trustee.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On February 27, 2017, the Board of Directors of United approved a prospective increase in the size of the Board to twelve (12) members, with such increase being contingent upon, and to be effective concurrent with, completion of the Merger. Pursuant to the terms of the Merger Agreement, the Board also approved on a prospective basis the appointment of Bernard H. Clineburg as a director of United to fill the vacancy created by that action. Mr. Clineburg’s appointment was contingent on, and to be effective concurrent with, completion of the Merger.

As discussed in more detail in Item 2.01 above, the Merger was effective as of 5:01 p.m. on April 21, 2017 and Mr. Clineburg became a director of United at that time.

Mr. Clineburg, 68, is the former Executive Chairman of Cardinal Financial Corporation. Mr. Clineburg has been a bank executive for over 40 years in the Washington, D.C. area. For 15 years, Mr. Clineburg served as Chairman, President and Chief Executive Officer of Cardinal Financial Corporation. Previously, Mr. Clineburg served as the President of United and the Chairman and the Chief Executive Officer of United Bank (VA) from April 1998 to December 1999. He is also the former Chairman, Chief Executive Officer and the President of George Mason Bankshares, Inc., which was acquired by United in April 1998. He has served as the Chairman of George Mason Mortgage Company. He has served as a Director or Trustee on several local boards including Precision Auto Care Inc., George Mason University Foundation and Inova Health System Foundation Board. In addition, he has served as the chairman of the Virginia Bankers Association (VBA), chairman of the VBA BankPac, director of the VBA School of Bank Management and the VBA Education Foundation.

Mr. Clineburg will receive compensation for his service on the Board in accordance with United’s standard compensatory arrangements for non-employee directors. A description of the compensatory arrangements for non-employee directors is included in United’s proxy statement on Schedule 14A for its 2017 annual meeting of stockholders, filed with the Securities and Exchange Commission on April 5, 2017.

Mr. Clineburg has not yet been appointed to any committees of United’s Board of Directors.

Item 7.01	Regulation FD Disclosure

On April 24, 2017, United issued a press release announcing that it had completed the acquisition of Cardinal. A copy of the press release is attached as Exhibit 99.1 to this report and incorporated herein by reference.

In accordance with general instruction B.2. of Form 8-K, the information furnished pursuant to Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act of 1934.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

The audited consolidated financial statements of Cardinal Financial Corporation as of December 31, 2016 and for the fiscal year ended December 31, 2016 will be filed by amendment to this Current Report no later than 71 days following the date that this Current Report is required to be filed.

(b)	Pro forma financial information.

Pro forma financial information will be filed by amendment to this Current Report no later than 71 days following the date that this Current Report is required to be filed.

(c)	None.

(d)	Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Exhibit Description

2.1	Agreement and Plan of Reorganization dated August 17, 2016 by and between United Bankshares, Inc., UBV Holding Company, LLC and Cardinal Financial Corporation (incorporated by reference to Exhibit 2.1 of United Bankshares Inc.’s Current Report on Form 8-K filed by United Bankshares, Inc. on August 18, 2016)

99.1	Press Release, dated April 24, 2017, issued by United Bankshares, Inc.

Cautionary Statements Regarding Forward-Looking Information

This Current Report on Form 8-K may contain forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 giving United’s expectations or predictions of future financial or business performance or conditions. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “prospects” or “potential,” by future conditional verbs such as “will,” “would,” “should,” “could” or “may”, or by variations of such words or by similar expressions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties which change over time. Forward-looking statements speak only as of the date they are made and we assume no duty to update forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED BANKSHARES, INC.

Date: April 24, 2017	By:	/s/ W. Mark Tatterson
W. Mark Tatterson, Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

2.1	Agreement and Plan of Reorganization dated August 17, 2016 by and between United Bankshares, Inc., UBV Holding Company, LLC and Cardinal Financial Corporation (incorporated by reference to Exhibit 2.1 of United Bankshares Inc.’s Current Report on Form 8-K filed by United Bankshares, Inc. on August 18, 2016)

99.1	Press Release, dated April 24, 2017, issued by United Bankshares, Inc.